PENSION AND OTHER RETIREMENTS BENEFITS - Amounts Recognized in Other Comprehensive Income (Loss) (Details) - Pension Plan - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Dec. 31, 2020	Jun. 25, 2020	Dec. 31, 2019
Defined Benefit Plan Disclosure
Net actuarial (gain) loss	$ 0	$ 1,912	$ (879)
Prior service cost	0	0	(316)
Amortization of prior service costs	0	(33)	(149)
Amortization of actuarial loss	0	(276)	(1,332)
Total (gain) loss recognized in other comprehensive income	$ 0	$ 1,603	$ (2,676)